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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Form S-8 Registration Statement of our report on the financial statements of Newfoundland Ocean Enterprises Limited dated May 12, 1997, which appears in Exhibit 99.3 of the Report on Form 8-K/A dated as of March 17, 1998.


                                           /s/ Grant Thornton

                                           Chartered Accountants


St. John's Newfoundland, Canada
November 30, 1999